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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number ___811-21701________________________

The Destination Funds

(Exact name of registrant as specified in charter)

2001 North Main Street, Suite 270 Walnut Creek, California	94596
(Address of principal executive offices)	(Zip code)

Wade R. Bridge, Esq.

 Ultimus Fund Solutions, LLC      225 Pictoria Drive, Suite 450      Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:  (925) 935-2900

Date of fiscal year end:         August 31, 2009

Date of reporting period:       August 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Destination Funds Destination Select Equity Fund Annual Report August 31, 2009 Investment Advisor Destination Capital Management, Inc. Walnut Creek, CA

The Destination Funds
Three Ygnacio Center
2001 North Main Street, Suite 270
Walnut Creek, California 94596

October 25, 2009

To Our Shareholders:

We are very pleased to present you with the August 31, 2009 Annual Report for the Destination Select Equity Fund (“Destination” or the “Fund”).  This report covers the third full fiscal year for the Fund and needless to say it was an eventful year.

First of all, the Fund completed its third full year of operations and in doing so crossed a meaningful milestone for many investors.  Accordingly, the Fund was granted a ticker symbol – one of the unique identifiers used to identify financial securities – in January.  You can find information on Destination’s daily pricing, performance and other information using your favorite source of financial information by typing in the symbol DSEQX.

For the year ended August 31, 2009, Destination produced a return of -13.94%, which compares quite favorably to a return of -18.25% for the S&P 500® Index for the same period.  As you know the S&P 500® is a commonly used benchmark for large capitalization U.S. equities and serves as the Fund’s primary benchmark.

Though we are never satisfied when we produce negative returns for our shareholders, we do take some comfort in knowing that beating the benchmark by more than 4% during a period of virtually unprecedented market turmoil was not an insignificant achievement.  Nonetheless, we do not take producing negative returns well.

This fiscal year was marked by dramatic directional swings in the equity markets.  During the first part of the reporting period, the relentless deterioration of housing prices produced continued erosion in the fiscal stability of much of the global financial system which ultimately led to failures, forced acquisitions and even once-unthinkable government bailouts of numerous prominent, once-proud institutions.  The fallout of these events has been well documented and as you know produced chilling declines in financial markets across the globe.  At its low point on March 9th, the S&P500® had fallen more than 50% since the beginning of the reporting period.  However, almost as spectacularly, the same index had climbed 50% from those lows by the time the reporting period concluded, driven higher by encouraging news that economies around the globe were not deteriorating at previous rates and in anticipation that unprecedented levels of government intervention and stimulus programs across the globe would be successful in averting economic calamity.

At Destination, we predominantly use a bottom-up investment process to identify opportunities we believe provide for attractive long-term returns, but always remain very cognizant of the risks we are taking in order to achieve those returns.  In recognition of the growing risks to the economy and despite steeply falling prices, we maintained abnormally high cash balances in Destination for much of the reporting period.  As the market continued its precipitous fall, the Fund’s high cash balances provided shareholders with a meaningful performance benefit.  However, as the market rebounded sharply, this high cash balance also proved later to be a headwind for Fund performance.  As the year wore on and as the global economic environment began to stabilize, we identified numerous investment opportunities and ultimately established new positions in six companies during the period.  However, we brought the Fund’s cash balances back to normalized levels in a rather slow, measured pace.  Notably, all six of the Fund’s new positions purchased during the fiscal year contributed positively to performance for the period.

The position benefiting Destination’s performance the most for the fiscal year ended August 31, 2009 was asset management company Legg Mason.  As many of you may recall, Legg Mason was a position that we had previously owned in the Fund but had exited due to our concerns that an expected turnaround would take longer than anticipated to materialize.  As we mentioned last year, just prior to the writing of last year’s Shareholder’s Letter, we had re-established an ownership position in the company’s stock after the price plummeted in excess of 75% since we had sold our shares.  We felt that the market was not giving Legg Mason any credit for its strong brand franchise, excellent investment talent, and wide breadth of investment products in both equity and fixed income markets.  Fortunately, our expectations for a more normalized investment environment have been realized and we have enjoyed returns comfortably exceeding 100% in the position since we repurchased Legg Mason stock.

Another position that contributed to Destination’s performance was our ownership in US Bancorp.  US Bancorp is a position that we have long held in the Fund and has been the only nationally recognized bank that we have felt comfortable owning for some time.  Throughout our ownership of the bank we believed that the company has been very well situated and that management had consciously maintained diligence in the company’s credit process at a time when many of its competitors became imprudently aggressive in seeking growth.  As we watched US Bancorp’s stock price get punished for what we believed were the failed business practices of many of its larger rivals, we decided to increase our position in US Bancorp stock, adding meaningfully to our holdings on March 3rd, and even more significantly on March 9th.  Our timing could hardly have been better.  As the equity market rally subsequently materialized and the price of risk grew less costly, investors became more discerning in separating good financial institutions from those in more precarious capital situations.  This produced a meaningful appreciation in US Bancorp’s stock price and we ultimately trimmed the position back to more normalized levels.

United Technologies was another stock that contributed substantially to the Fund’s performance for the year ended August 31, 2009.  United Technologies is an industrial conglomerate that conducts business in a multitude of segments producing products ranging from elevators to aircraft engines to heating and air conditioning equipment to helicopters.  The company even provides geothermal power systems.  We have owned United Technology for some time, previously maintaining a relatively modest position in the Fund.  However, as the market excessively discounted the future growth prospects of the company, we again added to our position aggressively and increased Destination’s ownership of the company’s stock.  Fortunately our timing proved to be serendipitous and the position has appreciated sharply since our subsequent purchases in March.

Other positions that contributed meaningfully to the Fund’s performance for the year included Microsoft, Vodafone and Berkshire Hathaway, a position that we initiated during this fiscal year.

However, more than offsetting this positive performance were positions that did not fair as well:

Our ownership in cellular phone manufacturer Nokia produced the biggest setback for the Fund as the company’s shares came under pressure as the global recession slowed purchases of the company’s products.  Also contributing meaningfully to investor concern was Nokia’s declining market share in the important smartphone segment as competition from Apple, Research In Motion and others intensified.   Though we are troubled by the sharp decline in the company’s share price, we continue to believe that the considerable supply chain advantages, strong relationships with cellular carriers around the world and substantial distribution capabilities are underappreciated by the market and combine to make shares of Nokia an appealing opportunity for investors at current levels.

The Fund’s holdings in industrial company Graco provided another significant loss during the period.  As the recession wore on, investors became concerned about the company’s exposure to the construction industry due to its concentration in manufacturing sprayers used in the application of paint and other industrial coatings.  Though the position rebounded meaningfully from its March lows, we did not add to our ownership of the company during the reporting period.

Finally, Destination’s ownership in MasterCard, long a contributing position to the Fund’s performance, suffered declines and detracted meaningfully from returns for the year ended August 31.  The company’s stock price fell dramatically for the first three months of the fiscal year as holiday sales numbers disappointed many investors.  However, the company’s stock price bottomed in January, well ahead of the rest of the market.  From that time on, the stock price has been marching steadily higher and the rally has continued beyond the end of the reporting period.  As of the writing of this letter, the Fund has recuperated most of the unrealized losses the Fund endured in this position last year.

Other positions which subtracted from Destination’s performance for the reporting period included Marsh McLennan Companies, General Electric and IGT, a position that, as noted in last year’s letter, we exited early in the reporting period.

Finally, we would once again like to express to you our sincere gratitude for the trust you have placed in us.  Managing your money is a responsibility we take very seriously and we very much appreciate the opportunity you have given us.  Thank you for your continued support.

Sincerely,

Michael Yoshikami                                                                           Craig Gentry

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Performance data, current to the most recent month-end, are available by calling 1-866-738-1128.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-866-738-1128 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Destination Select Equity Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the investment adviser’s current opinions and views of the financial markets. Although the investment adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.  Securities discussed in the Letter to Shareholders are provided for informational purposes only and should not be considered a recommendation by the investment adviser.

DESTINATION SELECT EQUITY FUND

Comparison of the Change in Value of a $10,000 Investment in the
Destination Select Equity Fund versus the S&P 500 Index

$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$7,500
$7,000
$6,500
$6,000
12/29/2005
2/28/2006
5/31/2006
8/31/2006
11/30/2006
2/28/2007
5/31/2007
8/31/2007
11/30/2007
2/29/2008
5/31/2008
8/31/2008
11/30/2008
2/28/2009
5/31/2009
8/31/2009
$10,021
$8,805
Past performance is not predictive of future performance.
Destination Select Equity Fund
S&P 500 Index

Average Annual Total Returns (a)
(for periods ended August 31, 2009)

	1 Year	Since Inception (b)

Destination Select Equity Fund	(13.94%)	0.06%
S&P 500 Index	(18.25%)	(3.41%)

(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Commencement of operations was December 29, 2005.

DESTINATION SELECT EQUITY FUND
SUPPLEMENTARY PORTFOLIO INFORMATION
August 31, 2009 (Unaudited)

Destination Select Equity Fund vs S&P 500 Index
Sector Diversification (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Microsoft Corp.	4.8%
Vodafone Group plc - ADR	4.6%
Johnson & Johnson	4.1%
Procter & Gamble Co. (The)	3.9%
MasterCard, Inc. - Class A	3.7%
McDonald's Corp.	3.7%
Western Union Co.	3.7%
Campbell Soup Co.	3.6%
General Electric Co.	3.6%
Exxon Mobil Corp.	3.6%

DESTINATION SELECT EQUITY FUND
SCHEDULE OF INVESTMENTS
August 31, 2009
Shares	COMMON STOCKS - 96.9%	Value

	Aerospace & Defense - 2.8%
630	United Technologies Corp.	$37,397

	Beverages - 2.9%
795	Coca-Cola Co. (The)	38,772

	Capital Markets - 3.2%
1,500	Legg Mason, Inc.	43,140

	Chemicals - 2.5%
400	Monsanto Co.	33,552

	Commercial Banks - 1.3%
760	U.S. Bancorp	17,191

	Communications Equipment - 2.6%
2,475	Nokia Corp. - ADR	34,675

	Diversified Consumer Services - 2.0%
400	Apollo Group, Inc. - Class A (a)	25,928

	Diversified Financial Services - 0.5%
250	Moody's Corp.	6,810

	Food & Staples Retailing - 6.7%
835	Costco Wholesale Corp.	42,568
925	Wal-Mart Stores, Inc.	47,055
		89,623
	Food Products - 3.6%
1,540	Campbell Soup Co.	48,294

	Health Care Equipment & Supplies - 6.9%
780	Baxter International, Inc.	44,398
1,125	Stryker Corp.	46,643
		91,041
	Hotels, Restaurants & Leisure - 3.7%
870	McDonald's Corp.	48,929

	Household Products - 3.9%
955	Procter & Gamble Co. (The)	51,675

	Industrial Conglomerates - 3.6%
3,435	General Electric Co.	47,747

	Insurance - 6.0%
14	Berkshire Hathaway, Inc. - Class B (a)	46,004
1,455	Marsh & McLennan Cos., Inc.	34,251
		80,255

DESTINATION SELECT EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Shares	COMMON STOCKS - 96.9% (Continued)	Value

	IT Services - 9.7%
810	Automatic Data Processing, Inc.	$31,064
245	MasterCard, Inc. - Class A	49,644
2,700	Western Union Co.	48,708
		129,416
	Machinery - 1.7%
875	Graco, Inc.	21,971

	Media - 6.0%
1,000	Comcast Corp. - Class A	15,320
830	DreamWorks Animation SKG, Inc. - Class A (a)	28,021
250	McGraw-Hill Cos., Inc. (The)	8,402
1,050	Walt Disney Co. (The)	27,342
		79,085
	Oil, Gas & Consumable Fuels - 5.0%
275	Chevron Corp.	19,234
690	Exxon Mobil Corp.	47,713
		66,947
	Pharmaceuticals - 10.2%
1,050	Abbott Laboratories	47,491
900	Johnson & Johnson	54,396
2,050	Pfizer, Inc.	34,235
		136,122
	Software - 7.5%
3,100	Activision Blizzard, Inc. (a)	35,991
2,610	Microsoft Corp.	64,336
		100,327
	Wireless Telecommunication Services - 4.6%
2,800	Vodafone Group plc - ADR	60,816

	Total Common Stocks (Cost $1,239,021)	$1,289,713

Shares	SHORT TERM INVESTMENTS - 2.1%	Value

27,538	AIM Liquid Assets Portfolio (The), 0.30% (b) (Cost $27,538)	$27,538

	Total Investments at Value - 99.0% (Cost $1,266,559)	$1,317,251

	Other Assets in Excess of Liabilities - 1.0%	13,319

	Net Assets - 100.0%	$1,330,570

(a) Non-income producing security.

(b) Variable rate security. The rate shown is the effective 7-day yield as of August 31, 2009.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

DESTINATION SELECT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2009

ASSETS
Investments in securities:
At acquisition cost	$1,266,559
At value (Note 2)	$1,317,251
Dividends receivable	2,602
Receivable from Advisor (Note 4)	9,494
Receivable for capital shares sold	750
Other assets	7,576
Total assets	1,337,673

LIABILITIES
Accrued liabilities:
Payable to administrator (Note 4)	4,610
Other accrued expenses	2,493
Total liabilities	7,103

NET ASSETS	$1,330,570

NET ASSETS CONSIST OF:
Paid-in capital	$1,334,256
Undistributed net investment income	8,475
Accumulated net realized losses from security transactions	(62,853)
Net unrealized appreciation on investments	50,692
NET ASSETS	$1,330,570

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	140,839

Net asset value, offering price and redemption price per share (a)	$9.45

(a)	Redemption price may differ from the net asset value per share depending upon the length of time the shares are held (Note 2).

See accompanying notes to financial statements.

DESTINATION SELECT EQUITY FUND
STATEMENT OF OPERATIONS
For the Year Ended August 31, 2009

INVESTMENT INCOME
Dividend income	$24,813
Foreign withholding taxes on dividends	(211)
Total investment income	24,602

EXPENSES
Professional fees	29,021
Fund accounting fees (Note 4)	26,082
Administration fees (Note 4)	20,800
Trustees' fees and expenses (Note 4)	17,166
Compliance fees (Note 4)	12,000
Transfer agent fees (Note 4)	12,000
Insurance expense	7,743
Investment advisory fees (Note 4)	7,242
Custody and bank service fees	6,250
Postage and supplies	3,577
Registration fees	1,749
Other expenses	5,760
Total expenses	149,390
Less fee reductions and expense reimbursements by the Advisor (Note 4)	(137,320)
Net expenses	12,070

NET INVESTMENT INCOME	12,532

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
Net realized losses from security transactions	(16,024)
Net change in unrealized appreciation/depreciation on investments	(32,108)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(48,132)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(35,600)

See accompanying notes to financial statements.

DESTINATION SELECT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31,	August 31,
	2009	2008
FROM OPERATIONS
Net investment income	$12,532	$7,965
Net realized losses from security transactions	(16,024)	(46,396)
Net change in unrealized appreciation/depreciation on investments	(32,108)	32,498
Net decrease in net assets from operations	(35,600)	(5,933)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(8,998)	(6,828)
From net realized gains from security transactions	-	(24,947)
Decrease in net assets from distributions to shareholders	(8,998)	(31,775)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	548,409	82,619
Net asset value of shares issued in reinvestment of
distributions to shareholders	8,998	31,775
Proceeds from redemption fees collected (Note 2)	182	-
Payments for shares redeemed	(105,164)	(15,172)
Net increase in net assets from capital share transactions	452,425	99,222

TOTAL INCREASE IN NET ASSETS	407,827	61,514

NET ASSETS
Beginning of year	922,743	861,229
End of year	$1,330,570	$922,743

UNDISTRIBUTED NET INVESTMENT INCOME	$8,475	$4,941

CAPITAL SHARE ACTIVITY
Shares sold	69,715	7,380
Shares reinvested	1,004	2,725
Shares redeemed	(12,924)	(1,299)
Net increase in shares outstanding	57,795	8,806
Shares outstanding at beginning of year	83,044	74,238
Shares outstanding at end of year	140,839	83,044

See accompanying notes to financial statements.

DESTINATION SELECT EQUITY FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended		Year Ended	Year Ended	Period Ended
	August 31,		August 31,	August 31,	August 31,
	2009		2008	2007	2006 (a)

Net asset value at beginning of period	$11.11		$11.60	$10.20	$10.00

Income (loss) from investment operations:
Net investment income	0.11		0.10	0.09	0.03
Net realized and unrealized gains (losses) on investments	(1.66)		(0.16)	1.44	0.17
Total from investment operations	(1.55)		(0.06)	1.53	0.20

Less distributions:
From net investment income	(0.11)		(0.09)	(0.07)	-
From net realized gains from security transactions	-		(0.34)	(0.06)	-
Total distributions	(0.11)		(0.43)	(0.13)	-

Proceeds from redemption fees collected (Note 2)	0.00	(f)	-	-	-

Net asset value at end of period	$9.45		$11.11	$11.60	$10.20

Total return (b)	(13.94% )		(0.72% )	14.97%	2.00%	(c)

Net assets at end of period	$1,330,570		$922,743	$861,229	$512,139

Ratios/supplementary data:
Ratio of gross expenses to average net assets	15.44%		17.87%	22.23%	42.55%	(e)

Ratio of net expenses to average net assets (d)	1.25%		1.25%	1.25%	1.24%	(e)

Ratio of net investment income to average net assets (d)	1.30%		0.90%	0.81%	0.80%	(e)

Portfolio turnover rate	11%		17%	34%	22%	(e)

(a)	Represents the period from the commencement of operations (December 29, 2005) through August 31, 2006.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Ratio was determined after advisory fee reductions and expense reimbursements.

(e)	Annualized.

(f)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

DESTINATION SELECT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
August 31, 2009

1.  Organization

The Destination Select Equity Fund (the “Fund”) is a diversified series of The Destination Funds (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated December 14, 2004. On April 11, 2005, 10,000 shares of the Fund were issued for cash, at $10.00 per share, to YCMNET Advisors, Inc. (“YCMNET”), an affiliate of the investment advisor to the Fund.  The Fund commenced operations on December 29, 2005.

The investment objective of the Fund is long-term capital appreciation.

2.  Significant Accounting Policies

The following is a summary of the Fund's significant accounting policies:

Securities valuation – The Fund’s portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time).  Common stocks and other equity-type securities that are traded on a securities exchange are valued at the last quoted sales price as of the close of regular trading on the day the valuation is made, or, if not traded on a particular day, at the closing bid price.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities and other assets that do not have market quotations readily available or are considered to be unreliable due to market or other events will be valued at their fair values as determined under procedures adopted by the Trust’s Board of Trustees. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

The Financial Accounting Standards Board’s (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 157 “Fair Value Measurements” establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•           Level 1 – quoted prices in active markets for identical securities
•           Level 2 – other significant observable inputs
•           Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In April 2009, FASB issued Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4” or the “Position”).  FSP 157-4 provides additional guidance for estimating fair value when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability.  The Position also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods.   FSP 157-4

DESTINATION SELECT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

is effective for fiscal periods and interim periods ending after June 15, 2009.

As of August 31, 2009, all of the securities held by the Fund were valued using Level 1 inputs. See the Fund’s Schedule of Investments for a listing of the securities valued using Level 1 inputs by security type and industry type as required by FSP 157-4.

Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding.  The offering price and redemption price per share of the Fund is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase.  During the years ended August 31, 2009 and 2008, proceeds from redemption fees totaled $182 and $0, respectively.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.  Other non-cash dividends are recognized as investment income at the fair value of the property received.

Security transactions – Security transactions are accounted for on the trade date.  Gains and losses on securities sold are determined on a specific identification basis.

Distributions to shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year.  The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  The tax character of distributions paid during the year ended August 31, 2009 was $8,998 of ordinary income.  The tax character of distributions paid during the year ended August 31, 2008 was $24,969 of ordinary income and $6,806 of long-term capital gains.  Dividends and distributions to shareholders are recorded on the ex-dividend date.

Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income tax – It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes is required.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

DESTINATION SELECT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of August 31, 2009:

Tax cost of portfolio investments	$1,266,559
Gross unrealized appreciation	$176,329
Gross unrealized depreciation	(125,637)
Net unrealized appreciation	$50,692
Undistributed ordinary income	8,475
Capital loss carryforward	(53,068)
Post-October losses	(9,785)
Accumulated deficit	$(3,686)

As of August 31, 2009, the Fund had a capital loss carryforward of $53,068, of which $65 expires August 31, 2016 and $53,003 expires August 31, 2017.  In addition, the Fund had net realized losses of $9,785 during the period November 1, 2008 through August 31, 2009, which are treated for federal income tax purposes as arising during the Fund’s tax year ending August 31, 2010.  These capital loss carryforwards and “post-October” losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

FASB’s Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year.  Based on management’s analysis, the application of FIN 48 does not have a material impact on these financial statements.  The statute of limitations on the Fund’s tax returns remains open for the tax years ended August 31, 2006 through August 31, 2008.

3.  Investment Transactions

During the year ended August 31, 2009, cost of purchases and proceeds from sales of investment securities, other than short-term investments, was $603,624 and $100,513, respectively.

4.  Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
Destination Capital Management, Inc. (the “Advisor”) serves as the investment advisor to the Fund.  For its services, the Fund pays the Advisor, on a monthly basis, an investment advisory fee at the annual rate of 0.75% of its average daily net assets.

The Advisor has contractually agreed to reduce its advisory fees and to reimburse the Fund’s operating expenses to the extent necessary so that the Fund’s ordinary operating expenses do not exceed an amount equal to 1.25% annually of its average net assets.  This expense limitation agreement remains in effect until at least December 31, 2018.  During the year ended August 31, 2009, the Advisor waived its entire investment advisory fee of $7,242 and reimbursed other Fund expenses totaling $130,078.

DESTINATION SELECT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Advisor has concurrently entered into an agreement with the Fund which permits the Advisor to recover fee reductions and expense reimbursements on behalf of the Fund, but only for a period of three years after such reduction or reimbursement, and only if such recovery will not cause the Fund’s expense ratio to exceed the annual rate of 1.25%.  As of August 31, 2009, the Advisor may in the future recoup fee reductions and expense reimbursements totaling $437,758. The Advisor may recoup a portion of this amount no later than the dates as stated below:

August 31, 2010	August 31, 2011	August 31, 2012
$152,777	$147,661	$137,320

The Chief Compliance Officer to the Trust is an officer of the Advisor.  The Fund reimburses the Advisor $12,000 annually for compliance services provided to the Trust.

TRUSTEE FEES
The Fund pays each Trustee who is not affiliated with the Advisor a per meeting fee of $1,000.  Trustees who are affiliated with the Advisor do not receive compensation.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, Ultimus Fund Solutions, LLC (“Ultimus”) provides internal regulatory compliance services and executive and administrative services for the Fund.  Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions and materials for meetings of the Board of Trustees.  For these services, the Fund pays to Ultimus, on a monthly basis, a fee equal to 0.15% per annum of the Fund’s average daily net assets up to $50 million, 0.125% of such assets from $50 million to $100 million, 0.10% of such assets from $100 million to $250 million, 0.075% of such assets from $250 million to $500 million and 0.05% of such assets in excess of $500 million, provided, however, that the minimum fee is $2,000 per month.  Effective January 1, 2009, Ultimus agreed to discount the foregoing fee by 20% through December 31, 2009.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund.  For these services, the Fund pays to Ultimus a base fee of $2,500 per month, plus an asset-based fee at the annual rate of 0.01% of the Fund’s average daily net assets up to $500 million and 0.005% of such assets in excess of $500 million.  In addition, the Fund pays all costs of external pricing services.  Effective January 1, 2009, Ultimus agreed to discount the foregoing base fee by 20% through December 31, 2009.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  For these services, Ultimus receives from the Fund per account fees (currently at the rate of $20 per year) subject to a monthly minimum fee.  The minimum fee is $1,500 per month if the Fund has over 100 shareholder accounts; $1,250 if the Fund has between 25 and 100 shareholder accounts; and $1,000 if the Fund has less than 25 shareholder accounts.  In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies.

DESTINATION SELECT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the "Distributor") serves as principal underwriter to the Fund.  The Distributor is a wholly-owned subsidiary of Ultimus.  The Distributor receives no compensation from the Fund for acting as principal underwriter.  However, the Distributor receives annual compensation of $6,000 from the Advisor for such services.

Certain Trustees and officers of the Fund are directors and officers of the Advisor, or of Ultimus and the Distributor.

5.  Contingencies and Commitments

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

6.  Recent Accounting Pronouncements

In June 2009, FASB issued SFAS No. 168, “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“SFAS 168”).  SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards CodificationTM” (the “Codification”) as the source of authoritative accounting principles recognized by FASB to be applied by non-governmental entities in the preparation of financial statements in conformity with United States generally accepted accounting principles.  All guidance contained in the Codification carries an equal level of authority.  On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards.  All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  Management has evaluated this new statement and has determined that it will not have a significant impact on the determination or reporting of the Fund’s financial statements.

7.  Subsequent Events

In May 2009, FASB issued SFAS No. 165, “Subsequent Events” (“SFAS 165”).  The Fund has adopted SFAS 165, which requires the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  In addition, SFAS 165 requires the Fund to disclose the date through which subsequent events have been evaluated.  Management has evaluated subsequent events through the issuance of these financial statements on October 28, 2009 and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Destination Funds
and the Shareholders of Destination Select Equity Fund

We have audited the accompanying statement of assets and liabilities of the Destination Select Equity Fund, a series of shares of the Destination Funds, including the portfolio of investments, as of August 31, 2009, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the years in the three-year period then ended and for the period December 29, 2005 (commencement of operations) through August 31, 2006.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2009 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Destination Select Equity Fund as of August 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the years in the three-year period then ended and for the period December 29, 2005 through August 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
October 28, 2009

DESTINATION SELECT EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment.  As a shareholder of the Fund, you incur two types of costs: (1) transactions costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (March 1, 2009) and held until the end of the period (August 31, 2009).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period.  The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund.  You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds.  It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged.  In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment.  The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return.  You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.  The Fund does not charge any sales loads.  However, a redemption fee of 2% is imposed on the sale of shares within 90 days of the date of purchase.

The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including annualized expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

DESTINATION SELECT EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning Account Value March 1, 2009	Ending Account Value August 31, 2009	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,275.30	$7.17
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.90	$6.36

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1128, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1128, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q.  These filings are available upon request by calling 1-866-738-1128.  Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov.  The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income made by the Fund during the year ended August 31, 2009.  For the year ended August 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund intends to designate up to a maximum amount of $8,998 as taxed at a maximum rate of 15%.  Complete information was computed and reported in conjunction with your 2008 Form 1099-DIV.

DESTINATION SELECT EQUITY FUND
TRUSTEES AND OFFICERS (Unaudited)

Overall responsibility for management of the Trust rests with its Trustees.  The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office.  The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations.  The officers are elected annually.  Certain officers of the Trust also may serve as a Trustee.

The Trust is managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts.  There are currently five Trustees, four of whom are not "interested persons" of the Trust within the meaning of that term under the Investment Company Act of 1940.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustees:
*Michael A. Yoshikami Three Ygnacio Center 2001 North Main Street, Suite 270 Walnut Creek, CA 94596 Year of birth: 1960	Since December 2004	President and Trustee	President and Chief Investment Strategist of Destination Capital Management, Inc. and YCMNET Advisors, Inc.	1
Independent Trustees:
Brian T. Seager Three Ygnacio Center 2001 North Main Street, Suite 270 Walnut Creek, CA 94596 Year of birth: 1960	Since April 2005	Trustee	President of BTS Development, Brilor, Inc. and Summit Ridge Communities; Director of American Vantage Companies.	1
Dr. Richard L. Brown Three Ygnacio Center 2001 North Main Street, Suite 270 Walnut Creek, CA 94596 Year of birth: 1940	Since April 2005	Trustee	Retired.	1

DESTINATION SELECT EQUITY FUND
TRUSTEES AND OFFICERS (Unaudited) (Continued)

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees (Continued):
Michael W. Callahan Three Ygnacio Center 2001 North Main Street, Suite 270 Walnut Creek, CA 94596 Year of birth: 1955	Since April 2005	Trustee	President of Emkay Corporation.	1
Sabir S. Jaffer Three Ygnacio Center 2001 North Main Street, Suite 270 Walnut Creek, CA 94596 Year of birth: 1963	Since April 2005	Trustee	President of Merit Hospitality Services from January 2003 – present; General Manager of HILBA Star LLP from November 2003 – January 2005.	1
Executive Officers:
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1957	Since April 2005	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1962	Since April 2005	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
John F. Splain 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1956	Since April 2005	Secretary	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

DESTINATION SELECT EQUITY FUND
TRUSTEES AND OFFICERS (Unaudited) (Continued)

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies
Executive Officers (Continued):
Alexis B. Stice Three Ygnacio Center 2001 North Main Street, Suite 270 Walnut Creek, CA 94596 Year of birth: 1970	Since June 2008	Chief Compliance Officer

Chief Compliance Officer of YCMNET Advisors, Inc. and Destination Capital Management, Inc.  From September 2004 through the date of her hiring at YCMNET Advisors (June 2008), she was voluntarily out of the work place.

* Mr. Yoshikami is an affiliated person of Destination Capital Management, Inc., the Fund’s investment advisor, and is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”).  To obtain a free copy of the SAI, please call 1-866-738-1128.

DESTINATION SELECT EQUITY FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees, including a majority of the Independent Trustees voting separately, has approved the continuance of the Fund’s Investment Advisory Agreement with the Advisor.  Approval took place at an in-person meeting held on April 8, 2009, at which a majority of Trustees were present, including a majority of the Independent Trustees.

In the course of their consideration of the Investment Advisory Agreement, the Independent Trustees were advised by independent legal counsel.  The Independent Trustees received and reviewed a substantial amount of information provided by the Advisor in response to requests of independent legal counsel.  Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in a private session with counsel at which no representatives of the Advisor were present.

In considering the Investment Advisory Agreement and reaching their conclusions, the Independent Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

The nature, extent, and quality of the services provided by the Advisor.  In this regard, the Independent Trustees reviewed the services being provided to the Fund by the Advisor. They considered the responsibilities of the Advisor under the Investment Advisory Agreement and the Advisor’s compensation under the Agreement.  The Independent Trustees also considered the background and experience of the Advisor’s key investment and operating personnel.  After reviewing the foregoing information, the Independent Trustees concluded that the quality, extent and nature of the services provided to the Fund by the Advisor were satisfactory.

The investment performance of the Fund and the Advisor.  In this regard, the Independent Trustees compared the performance of the Fund with the performance of the S&P 500 Index, the Fund’s primary benchmark, over various periods.  It was noted by the Independent Trustees that the Fund has performed better than the S&P 500 Index over the relevant periods.  The Independent Trustees were also provided with comparative performance statistics of the universe of funds categorized by Morningstar as “Large Cap Blend” funds, which is the category to which the Fund has been assigned.  Management advised the Independent Trustees that neither the Advisor nor YCMNET managed accounts comparable to the Fund.  The Independent Trustees noted that, according to statistics derived from Morningstar, the Fund outperformed the average Large Cap Blend fund for the one year and three year periods ended December 31, 2008.  The Independent Trustees also considered the consistency of the Advisor’s management of the Fund with the Fund’s investment objective and policies.

The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund.  In this regard, the Independent Trustees considered the Advisor’s staffing, personnel and operations; the financial condition of the Advisor and the level of commitment to the Fund by the Advisor; the asset levels of the Fund; and the overall expenses of the Fund.  The Independent Trustees also considered the Cost Assumption Agreement between the Advisor and YCMNET and reviewed the financial condition of YCMNET.  Next, the Independent Trustees reviewed the rate of the advisory fee (0.75% per annum) paid by the Fund under the Investment Advisory

DESTINATION SELECT EQUITY FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Agreement and compared it to the average advisory fee ratios for all Large Cap Blend funds (0.52%), Large Cap Blend funds with under $50 million in assets (0.63%), and Large Cap Blend funds with under $25 million in assets (0.64%), according to statistics derived from Morningstar.  They also compared the operating expense ratio of the Fund, after fee reductions and expense reimbursements (1.25% per annum), with the average operating expense ratio for all Large Cap Blend funds (1.11%), Large Cap Blend funds under $50 million in assets (1.27%), and Large Cap Blend funds under $25 million in assets (1.29%), according to statistics derived from Morningstar.  The Independent Trustees noted that the Fund’s net operating expense ratio was less than the averages for Large Cap Blend funds under $50 million and Large Cap Blend funds under $25 million.  The Independent Trustees also considered the profitability of the Advisor.  It was noted by the Independent Trustees that the Advisor has yet to recognize a profit with respect to its services to the Fund and, in fact, the Advisor had not received any of its advisory fees to date and, through February 28, 2009, had reimbursed the Fund for other operating expenses in excess of $442,000.  The Independent Trustees considered the “fallout benefits” to the Advisor from its relationship with the Trust, including the additional exposure the Advisor has received as a result of managing the Fund.  After consideration of the foregoing, the Independent Trustees concluded that the fees paid to the Advisor by the Fund are reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefits of the Fund’s investors.  In this regard, the Independent Trustees considered that the Advisor has not received any of its advisory fees because of its commitment to cap annual operating expenses of the Fund at 1.25% of average net assets.  The Independent Trustees concluded that, at current asset levels, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale.  The Independent Trustees determined, therefore, that it is not necessary or appropriate to introduce fee breakpoints at the present time.  The Independent Trustees noted, however, that as net assets of the Fund increase, it may become necessary for the Advisor to consider adding fee breakpoints to the Investment Advisory Agreement.

The Independent Trustees concluded that, based upon the Fund’s performance record and other factors, they believe that the Advisor has provided quality advisory services to the Fund.  The Independent Trustees indicated that, although the contractual advisory fee of the Fund is higher than the average of such fees for other comparably managed funds, they believe the fee to be reasonable given the quality of services provided by the Advisor, the relatively small size of the Fund, and the absence to date of any profits accruing to the Advisor from the Investment Advisory Agreement.  The Independent Trustees also noted that the Fund’s operating expense ratio, net of fee reductions and expense reimbursements, was less than the averages for Large Cap Blend funds, as categorized by Morningstar, with less than $50 million in assets and those with less than $25 million in assets.

After consideration of these and other factors, the Trustees, including all of the Independent Trustees, concluded that it was in the best interests of the Fund and its shareholders to renew the Investment Advisory Agreement for an additional annual period.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Brian T. Seager.  Mr. Seager is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,500 and $12,500 with respect to the registrant’s fiscal years ended August 31, 2009 and 2008, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $1,500 and $1,500 with respect to the registrant’s fiscal years ended August 31, 2009 and 2008, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
With respect to the fiscal years ended August 31, 2009 and 2008, aggregate non-audit fees of $1,500 and $1,500, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

Not applicable [schedule filed with Item 1]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Destination Funds

By (Signature and Title)*	/s/ Michael A. Yoshikami
Michael A. Yoshikami, President

Date          November 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael A. Yoshikami
Michael A. Yoshikami, President

Date          November 2, 2009

By (Signature and Title)*	/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date          November 2, 2009

* Print the name and title of each signing officer under his or her signature.